UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 1, 2003




                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    1-00041                  94-3019135
           --------                    -------                  ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification Number)


5918 Stoneridge Mall Road, Pleasanton, California                   94588-3229
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                                 (925) 467-3000
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                  _______________________N/A___________________
         (Former name or former address, if changed since last report.)


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Item 7.   Financial Statements and Exhibits.

               (c)  Exhibits.

                   The following exhibit is furnished with this Form 8-K:

                   99. Press Release dated May 1, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

     Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     On May 1, 2003, Safeway issued its first quarter 2003 earnings press release. A copy of the press release is attached hereto as Exhibit 99.

     In the press release, the Company uses the following non-GAAP financial measures: EBITDA from continuing operations and free cash flow.

     Management of the Company believes that EBITDA is an important measure of operating performance because it assists investors in evaluating the Company's ability to service its debt. It also facilitates comparisons of the Company's results of operations with those of companies having different capital structures. A reconciliation of EBITDA from continuing operations to the most directly comparable GAAP financial measure is provided in the press release.

     Management believes that free cash flow is a useful indicator of the Company's ability to repay debt, fund share repurchases, and fund incremental capital expenditures that management believes will enhance stockholder value. The most directly comparable GAAP financial measure is not accessible on a forward-looking basis and, as a result, the Company is unable to provide a reconciliation.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SAFEWAY INC.
                                            (Registrant)


Date:      April 30, 2003         By:       /s/ Robert A. Gordon
                                            --------------------
                                            Name:      Robert A. Gordon
                                            Title:     Senior Vice President
                                                       & General Counsel


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                                  EXHIBIT INDEX

Exhibit
No.
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99. Press Release dated May 1, 2003, of Safeway Inc.